SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 12, 2005


                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)


                Delaware                                000-30563
      (State or other jurisdiction               (Commission File Number)
           of incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (215) 258-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))


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

Item 3.02.   Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                                 Principal        Total Offering Price/
       Date                      Title and Amount         Purchaser             Underwriter      Underwriting Discounts
---------------------------- ------------------------ -------------------- --------------------- -----------------------
December 12, 2005            45,000 shares of         Consultant                    NA                $12,870/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
January 16, 2006             300,000 shares of        Private investor              NA                $15,000/NA
                             common stock issued
                             upon the partial
                             conversion of a
                             promissory note in the
                             principal amount of
                             $37,500
---------------------------- ------------------------ -------------------- --------------------- -----------------------
January 18, 2006             1,136,364 shares of      Consultant                    NA                $250,000/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
January 25, 2006             2,000,000 shares of      Private investor              NA              $120,000/$14,400
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Delta Mutual, Inc.


Date: January 30, 2006         By: /s/ Peter F. Russo
                                   -------------------------------------
                                   Peter F. Russo,
                                   President and Chief Executive Officer


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